SECURITIES AND EXCHANGE COMMISSION
                              Washington,D.C.20549


- --------------------------------------------------------------------------------

                                    FORM 8-K

                                 Current Report


- --------------------------------------------------------------------------------

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 August 19, 1996


- --------------------------------------------------------------------------------

                               NEUREX CORPORATION

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                     0-19874
                            (Commission File Number)

                                   77-0128552
                                (I.R.S. Employer
                               Identification No.)

              3760 Haven Avenue, Menlo Park, California 94025-1012
                    (Address of principal executive offices)

                                  (415)853-1500

              (Registrant's telephone number, including area code)


- --------------------------------------------------------------------------------

     This report on form 8-K, including all exhibits, contains ___ pages.

Item 5.        Other Events

     On August 19, 1996, Sections 4(a) and (b) of the Company's Systematic Stock Sales Program (the "Program") and Paragraph 3 of the Program's Brokerage Firm Guidelines were amended. Section 4(a) of the original Program provided that the last business day of each calendar month was to be the designated date for sales transactions under the Program. Section 4(a) as amended provides that the nineteenth day of each calendar month (or the next business day if such day is a weekend or holiday) is the designated date that sales transactions under the Program are to be executed. Section 4(b) of the original Program provided that if all sales under the Program could not be executed at the prevailing market "bid" price on a particular sale date, then each Program participant's shares would be sold on a pro rata basis on that date and any remaining shares would be sold on as many successive business days as necessary to sell such shares at the same bid price. Section 4(b) as amended provides that if all sales under the Program cannot be executed at the prevailling bid price on a particular sales date, then each Program participant's shares will be sold on a pro rata basis on that date and any remaining shares will be sold on as many successive business days as necessary to sell such shares at the opening bid price on each successive business day. Paragraph 3 of the Program's Brokerage Firm Guidelines also was amended accordingly.

    On August 22, 1996, the Company's Board of Directors  appointed Gerard
N. Burrow, M.D. and Ray Egan as new members of the Board of Directors.


Item 7.          Financial Statements and Exhibits

         (c)      Exhibits

                  99     Systematic Stock Sales Program

                                  Exhibit Index

Exhibit                                                               Sequential
                                                                     Page Number
   No.                       Description of Exhibits


   99                        Systematic Stock Sales Program

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 12, 1996
                                                 Neurex Corporation (Registrant)


                                          By:      _____________________________
                                                   John M. Ames
                                                   Chief Financial Officer and
                                                   Vice President of Finance